PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER ENHANCED STOCK MARKET FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         1. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         2. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         1. Term and Termination. 2. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         3. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.

                                           QUAKER INVESTMENT TRUST

Attest:
                                           By__________________________________



Attest:                                     QUAKER ENHANCED STOCK MARKET FUND


                                            By__________________________________

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER CORE EQUITY FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         9. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         10. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         11. Term and Termination. 12. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         13. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         14. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         15. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         16. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         17. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         18. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.


                                            QUAKER INVESTMENT TRUST


Attest:
                                            By__________________________________



Attest:                                     QUAKER CORE EQUITY FUND



                                            By__________________________________

                  PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER AGGRESSIVE GROWTH FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         19. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         20. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         21. Term and Termination. 22. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         23. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         24. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         25. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         26. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         27. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         28. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.


                                            QUAKER INVESTMENT TRUST

Attest:
                                            By__________________________________


Attest:                                     QUAKER AGGRESSIVE GROWTH FUND


                                            By__________________________________

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER SMALL-CAP VALUE FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         29. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         30. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         31. Term and Termination. 32. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         33. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         34. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         35. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         36. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         37. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         38. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.

                                            QUAKER INVESTMENT TRUST

Attest:
                                            By__________________________________



Attest:                                     QUAKER SMALL-CAP VALUE FUND



                                            By__________________________________

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER SECTOR ALLOCATION EQUITY FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         39. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         40. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         41. Term and Termination. 42. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         43. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         44. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         45. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         46. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         47. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         48. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.

                                           QUAKER INVESTMENT TRUST

Attest:
                                           By__________________________________



Attest:                                    QUAKER SECTOR ALLOCATION EQUITY FUND


                                           By__________________________________

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1

WHEREAS, QUAKER INVESTMENT TRUST, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER FIXED INCOME FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         49. Distribution Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         50. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, all amounts incurred hereunder shall be payable solely from a portion of the investment advisory fees payable by the Trust to the Advisor to the Fund and not from the assets of the Fund directly. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to the Fund, the Advisor has agreed to pay a portion of its investment advisory fees payable to the Advisor thereunder to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefor. Such payments by the Advisor for distribution activities relating to the Fund out of investment advisory fees shall be authorized to be incurred and paid pursuant to the authorization under this Plan for the Trust to engage in distribution activities relating to the sale of shares of the Fund.

         51. Term and Termination. 52. This Plan shall become effective on the date the registration statement of the Trust containing the Fund's Prospectus becomes effective with the SEC. Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         53. This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         54. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         55. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         56. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         57. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the effective date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         58. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed effective as of the date provided above.

                                            QUAKER INVESTMENT TRUST

Attest:
                                            By__________________________________



Attest:                                     QUAKER FIXED INCOME FUND


                                            By__________________________________